UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 18 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2014

ANALYTICA BIO-ENERGY CORP.

(Exact name of small business issuer as specified in its charter)

Delaware                   333-127170                                     98-0476582

  (State or other Jurisdiction         (Commission File Number)           (IRS Employer Identification

of incorporation)                                                                     Number)

1896 Stoneybrook Court

Mississauga, Ontario, CANADA L5L 3W2

(Address of principal executive offices, including zip code)

(905) 824-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The definitive agreement that came into effect on September 30, 2013 was completed on February 28, 2014 with the transfer of the 8,000,000 shares of restricted common shares to the Sellers

Item 9.01

Financial Statements and Exhibits

(d)  Exhibits

Exhibit                               Description

10.1

Definitive Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2014                                                   Analytica Bio - Energy Corp.

                                                                                                         /S/

                                                                                          ____________________

                                                                                             Luiz A. Brasil, CEO